Assets held for sale	12 Months Ended
Dec. 31, 2020
Text block [abstract]
Assets held for sale
27. Assets held for sale

	2020 £m	2019 £m
Property, plant and equipment	25	80
Right of use assets	—	7
Lease liabilities	—	(7)
Goodwill	—	124
Other intangibles	62	175
Inventory	19	109
Cash and cash equivalents	—	507
Other	—	(122)

	106	873

Non-current
assets and disposal groups are transferred to Assets held for sale when it is expected that their carrying amounts will be recovered principally through disposal and a sale is considered highly probable. They are held at the lower of carrying amount and fair value less costs to sell.
Included within Assets held for sale is inventory written down to fair value less costs to sell of £19 million (2019 – £109 million). The valuation methodology used significant inputs which were not based on observable market data and therefore this valuation is classified as level 3 in the fair value hierarchy.
Intangible assets of £785 million were transferred from Other intangibles during the year. The intangible assets held for sale remaining at 31 December 2020 of £62 million is after impairments, exchange movements and assets divested during the year.
Assets held for sale at 31 December 2019 primarily comprised the disposal group for ThermaCare, which had been acquired from Pfizer in 2019 as part of its consumer healthcare business and was to be divested to meet anti-trust requirements, and the disposal group for Horlicks and other Consumer Healthcare nutritional products in India and a number of other countries. The divestments of both of these disposal groups were completed in 2020.